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                                                                EXHIBIT 10.8


                            VIISAGE TECHNOLOGY, INC.
                       1996 MANAGEMENT STOCK OPTION PLAN
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Section 1 -- Purpose

     The Purpose of this Plan is to advance the interest of Viisage Technology, Inc. (the "Company"), a Delaware corporation, by providing an opportunity to selected officers and employees of the Company to purchase common stock of the Company. By encouraging such stock ownership, the Company and its parent seek to attract, retain and motivate officers and employees. It is intended that this purpose will be effected by issuance of nonqualified stock options ("nonqualified options") and incentive stock options intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive options").

Section 2 -- Effective Date

     The Plan became effective as of June 17, 1996, the date as of which it was adopted by the Board of Directors of the Company (the "Effective Date"), provided that, with respect to incentive options, the Plan is approved by the shareholders of the Company within one year of that date. (If such approval is not obtained, the Plan shall be effective only for the purpose of issuing nonqualified options, and although incentive options may be issued before Shareholder approval is obtained, no incentive option may be exercised until such approval is obtained or one year has elapsed from the Effective Date, and such incentive options will be treated as nonqualified options if such approval is not obtained.)

Section 3 -- Stock Subject to the Plan

     Options issued under this Plan shall be exercisable for the Company's common stock. The number of shares that may be issued under this Plan shall not exceed in the aggregate one million three hundred fifty-six thousand one hundred (1,356,100) shares of the common stock, $.001 par value, of the Company (the "Shares") authorized on the Effective Date, subject to adjustment as provided in Sections 9 and 10 below. Any Shares subject to an option which for any reason expires or is terminated as to such Shares may again be the subject of an option under this Plan. In addition, any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option, and Shares tendered as payment for Shares upon exercise of an option under this Plan, may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

Section 4 -- Administration

     This Plan shall be administered by a committee of two or more non-employee members of the Board of Directors of the Company appointed by the Board (the "Committee"), each of whom meets any applicable requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision, as applicable to the Company at the time ("Rule 16b-3"). Subject to the provisions of the Plan, the Committee
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shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 5 -- Eligible Participants

     Incentive options may be issued to such management employees of the Company as are selected by the Committee. Nonqualified options may be issued to such officers or management employees of the Company as are selected by the Committee. Options under this Plan may not be issued to members of the Board of Directors of the Company. No employee may be granted options to acquire, in the aggregate, more than 1,337,000 Shares under the Plan (subject to adjustment as provided in Sections 9 and 10 below) during any fiscal year of the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the Shares subject to such option shall be included in the determination of the aggregate number of Shares deemed to have been granted to such employee under the Plan.

Section 6 -- Duration of the Plan

     This Plan shall remain in effect indefinitely, unless terminated earlier pursuant to Paragraph 14 hereof, provided no incentive options may be issued after the tenth anniversary of the Effective Date. Options that are issued on or before the date of this Plan's termination shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 7 -- Restriction on Incentive Options

     Incentive options (but not nonqualified options) issued under this Plan shall be subject to the following restrictions:

     (a) Limitation on Number of Shares. To the extent that the aggregate fair market value, determined as of the date the incentive option is issued, of the Shares with respect to which incentive options are exercisable for the first time by an employee during any calendar year exceeds $100,000 (the "$100,000 limitation"), the portion of such option which is exercisable in excess of such $100,000 limitation shall be treated as a nonqualified option. In the event that an employee is eligible to participate in any other incentive stock option plan of the Company intended to comply with the provisions of Section 422 of the Code, the $100,000 limitation shall apply to the aggregate number of Shares for which incentive stock options may be issued under all such plans.

     (b)  10% Stockholder. If any employee to whom an incentive option is issued

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pursuant to the provisions of the Plan is on the date of issuance the owner of stock (as determined under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the following special provisions shall be applicable to the incentive option issued to such individual:

     (i) The option price per share subject to such incentive option shall not be less than 110% of the fair market value of one share on the date of issuance; and

     (ii) The incentive option shall not have a term in excess of five (5) years from the date of issuance.

Section 8 -- Terms and Conditions of Options

     Options issued under this Plan shall be evidenced by written instruments in such form not inconsistent with this Plan as the Committee shall approve from time to time, which instruments shall evidence the following terms and conditions, and such other terms and conditions (which need not be the same in different options) not inconsistent with the Plan as the Committee may approve from time to time:

     (a) Price. Subject to the conditions on incentive options in paragraph 7(b), if applicable, the purchase price per share of stock payable upon the exercise of each incentive option issued hereunder shall be not less than one hundred percent of the fair market value of the stock on the day the option is issued. The purchase price per Share of stock payable upon exercise of each nonqualified option issued hereunder shall be determined by the Committee. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee and, with respect to incentive options, conforming to regulations issued by the Internal Revenue Service with regard to incentive stock options.

     (b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

     (c) Exercise of Options. Subject to the conditions on incentive options in subparagraph (b)(ii) of Paragraph 7, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments, with acceleration based on such events, as the Committee may determine at the time it issues such option, provided that no incentive
                                                 --------
option shall be exercisable with respect to any Shares later than ten (10) years after the date of the issuance of such option.

     (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form

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and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash; (ii) by check; (iii) if permitted by vote of the Committee and stated in the Option agreement, subject to Section 13(c) below, by delivery and assignment to the Company of Shares previously owned by the optionee for more than six months and having a value equal to the Option price; (iv) if permitted by vote of the Committee and stated in the Option agreement (and if permitted by applicable law), through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of unrestricted Shares acquired upon exercise to pay for all of the Shares so acquired and any tax withholding obligation resulting from such exercise, and an authorization to the broker or selling agent to pay that amount to the Corporation; or (v) by a combination of (i), (ii), (iii) and (iv). The value of the Company stock for purposes of the foregoing clause (iii) shall be its fair market value as of the date the Option is exercised, as determined in accordance with procedures to be established by the Committee.

     (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment act withholding obligations. If permitted by vote of the Committee and stated in the stock option agreement, subject to Section 13(c) below, the optionee may satisfy the obligation, in whole or in part, (i) by electing to have Shares withheld having a value equal to the amount to be so satisfied (but not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise), or (ii) by delivery and assignment to the Company of Shares previously owned by the optionee having a value equal to the amount to be so satisfied (but unless such Shares have been owned by the optionee for more than six months, not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise). The value of Shares to be withheld or assigned shall be determined based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined.

     (f) Termination of Options. Each option shall terminate and may no longer be exercised if the optionee ceases for any reason to perform services as an employee (or in the case of nonqualified options, as an officer or employee), unless otherwise provided in the optionee's option agreement; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

     (g) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any Share covered by this option until the purchase thereof.

     (h)  Non-Transferability.   No option shall be transferable by the optionee
otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. Notwithstanding the foregoing (but in the case of an optionee that is subject to Section 16 of the Exchange Act, only to the extent consistent with the requirements of Rule 16b-3 or other rules under Section 16 of the Exchange Act, and in the case of an incentive option, only if then permitted for incentive options under the Code

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and applicable regulations and rulings), such option may be transferred pursuant to an order that would constitute a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     (i) Repurchase of Shares by the Company. Any Shares purchased by an optionee upon exercise of an option may in the discretion of the Committee be subject to repurchase by the Company if and to the extent specifically set forth in the option agreement pursuant to which the Shares were purchased.

     (j) The instruments evidencing options may be in the form of agreements to be executed by both the optionee and the Company or certificates, letters or similar instruments, which need not be executed by the optionee but acceptance of which will evidence agreement to the terms of the issuance.

Section 9 -- Stock Dividends; Stock Splits; Stock Combinations;
Recapitalization.

     In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently issued under the Plan.

Section 10 -- Merger; Sale of Assets; Dissolution

     In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options issued hereunder or portions thereof then unexercised and the price per share thereof shall be appropriately adjusted by the Committee to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Company shall be a party to a merger or a similar reorganization after which the Company will not survive, or if there will be a sale of substantially all the common stock of the Company or a sale of all or substantially all of the assets of the Company, the Committee, in its discretion, may declare (a) that all outstanding options issued hereunder are to be terminated after giving at least 30 days' notice to holders of outstanding options (but if the Committee determines that 30 days' notice would be disruptive to the reorganization transaction with respect to which such notice is given, then the Committee may give such shorter notice as the circumstances reasonably require, but in no event less than 10 days), (b) that any outstanding option issued hereunder shall pertain to and apply, with

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appropriate adjustments as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to the option would have been entitled, or (c) that the Company or resulting corporation will purchase all outstanding options issued hereunder from the optionees at a price per Share as to which the option is outstanding, unexercised and vested equal to the difference between the price at which Shares of the Company are to be purchased or exchanged in the transaction and the option price stated in the option agreement.

Section 11 -- Certain Definitions

     (a) The term "employee" shall have, for purposes of the Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder.

     (b) the term "option", unless otherwise indicated, means either an incentive option or a nonqualified option.

     (c) the term "optionee" means an officer or employee to whom an option is issued under this Plan.

Section 12 -- Reload Options

     Concurrently with the award of incentive options and nonqualified options under this Plan, the Committee may authorize reload options ("Reload Options") to purchase the number of Shares which equals, to the extent authorized by the Committee, the number of Shares previously owned by the optionee for more than six months that are delivered and assigned to the Company in payment of the exercise price of such underlying option or in payment of the optionee's withholding tax obligation arising from the exercise of such underlying option. The issuance of a Reload Option shall become effective upon the exercise of such underlying option. Despite the fact that the underlying option may be an incentive option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code. The instrument evidencing each option under this Plan for which Reload Options have been authorized by the Committee shall state that Reload Options are authorized thereunder, and upon exercise of such underlying option, the Reload Option shall be evidenced by an amendment to the underlying option instrument. The option price per Share deliverable upon the exercise of a Reload Option shall be the fair market value per Share on the date the issuance of the Reload Option becomes effective, as determined by the Committee. Each Reload Option is exercisable six months from the effective date of its issuance. The term of each Reload Option shall be equal to the remaining option term of the underlying incentive option or nonqualified option with respect to which it was issued. No additional Reload Options shall be issued to optionees when options are exercised following termination of the optionee's employment, except to the extent otherwise provided in an optionee's option agreement.

Section 13   -- Regulatory Compliance and Listing

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     (a)  The issuance or delivery of any Shares subject to exercisable Options hereunder may be postponed by the Committee for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of NASDAQ or any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such Shares. The Company shall not be obligated to issue or deliver any such Shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange.

     (b) Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of the Exchange Act and Rule 16b-3, subject, in the case of incentive options, to applicable requirements for incentive options under the Code, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

     (c) Any election made by an optionee then subject to Section 16 of the Exchange Act to make payment of any portion of an option price with Shares or to make payment of any portion of a tax withholding obligation with respect to an option exercise with Shares or by withholding of Shares shall be subject to any then-applicable requirements of Rule 16b-3 and other applicable rules under
Section 16 of the Exchange Act.

Section 14 -- Termination or Amendment of Plan

     The Board of Directors shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any option theretofore issued; or (b) if this Plan has been approved by the Company's stockholders, make any modification or amendment affecting incentive options, for which stockholder approval is required under the Code, unless such amendment or modification affecting incentive options has been approved by the stockholders. In addition, no such amendment or modification shall be made without previous approval by the stockholders where such approval is necessary to satisfy, nor shall any amendment or modification be made at a time when the same would violate, any then-applicable requirements of federal securities laws (including without limitation Rule 16b-3), the Code or rules of NASDAQ or any stock exchange on which the Company's common stock is listed.

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